Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Statements This presentation includes certain forward-looking statements and projections of EP Energy LLC (“EP Energy”). EP Energy has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed, including, without limitation, the supply and demand for oil, natural gas and NGLs; EP Energy’s ability to meet production volume targets; the uncertainty of estimating proved reserves and unproved resources; the future level of service and capital costs; the availability and cost of financing to fund future exploration and production operations; the success of drilling programs with regard to proved undeveloped reserves and unproved resources; EP Energy’s ability to comply with the covenants in various financing documents; EP Energy’s ability to obtain necessary governmental approvals for proposed E&P projects and to successfully construct and operate such projects; actions by the credit rating agencies; credit and performance risk of EP Energy’s lenders, trading counterparties, customers, vendors and suppliers; changes in commodity prices and basis differentials for oil and natural gas; general economic and weather conditions in geographic regions or markets served by EP Energy, or where operations of EP Energy are located, including the risk of a global recession and negative impact on natural gas demand; the uncertainties associated with governmental regulation, including any potential changes in federal and state tax laws and regulations; political and currency risks associated with international operations of EP Energy; competition; and other factors described in EP Energy’s Securities and Exchange Commission filings. While EP Energy makes these statements and projections in good faith, neither EP Energy nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. EP Energy assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by EP Energy, whether as a result of new information, future events, or otherwise. Certain of the production information in this presentation includes the production attributable to EP Energy’s 48.8 percent interest in Four Star Oil and Gas Company (“Four Star”). In addition, the proved reserves attributable to its interest in Four Star represent estimates prepared by EP Energy and not those of Four Star. This presentation presents certain production and reserves-related information on an "equivalency" basis. Equivalent volumes are computed with oil and natural gas liquid quantities converted to Mcf at a ratio of one Bbl to six Mcf, and natural gas converted to barrels at a ratio of six Mcf to one Bbl. These conversions are based on energy equivalency conversion methods primarily applicable at the burner tip and do not represent value equivalencies at the wellhead. Although these conversion factors are industry accepted norms, they are not reflective of price or market value differentials between product types. This presentation refers to certain non-GAAP financial measures such as “Reported EBITDAX” and “Adjusted EBITDAX.“ Definition of these measures and reconciliation between U.S. GAAP and non-GAAP financial measures are included in the Appendix to this presentation.

Sources, Uses & Pro Forma Capital Structure Sources ($ in Millions) Senior Secured Term Loan $750 Cash 2 Total Sources $752 Uses ($ in Millions) Reprice Senior Secured Term Loan $750 Estimated Transaction Expenses 2 Total Uses $752 ($ in Millions) 12/31/12 Pro Forma2 Cash $61 Reserve Based Loan Facility1 $315 Senior Secured Term Loan 1,150 Senior Secured Notes 750 Total Secured Debt $2,215 Senior Notes 2,350 Total OpCo Debt $4,565 Holdings Senior Unsecured PIK Notes6 359 Total Debt $4,924 Contributed Equity 3,085 Total Capitalization $8,009 Total Secured Debt / Adjusted EBITDAX2 1.6x Total OpCo Debt / Adjusted EBITDAX2 3.3x Total Debt / Adjusted EBITDAX2 3.5x Total Debt / Total Capitalization 61% Total Debt / 2012 Proved Developed Reserves ($/boe)3 $16.01 Total Debt / 2012 Proved Reserves ($/boe)4 $7.88 PV-105 / Total Debt 1.5x Available Liquidity6 ~$2.2bn 1 $315 million RBL drawn as of 4/02/2013 and $9 million of Letters of Credit outstanding; Borrowing Base of $2,500 million as of 03/31/2013 2 FY 2012 Adjusted EBITDAX of $1,395 million 3 PD Reserves of 308 MMBoe as of 12/31/2012 4 Proved Reserves of 625 MMBoe as of 12/31/2012 5 $7.3 billion PV-10 value based on 2012 Pre-Tax SEC Pricing 6 As of 03/31/2013. Cash balance of ~$68 million as of 03/31/2013.

EP Energy - Strong Portfolio Programs delivering excellent results 23% IRR in 20121 55% oil production growth Excellent progress in gas to oil transition ~50% of year-end reserves liquids ~30% production at year end 2012 Achieving higher margin in key oil programs Significant inventory of future opportunities ~4,300 locations in core programs Focused capital program driving efficiencies Reduced Wolfcamp well costs from $8MM in 2012 to $6-$7MM in 2013 13.50/MMBtu, $90/Bbls, and 12% discount rate used to calculate IRR; excludes capitalized interest and G&A

# Performance Highlights

- Business is performing very well
  - 2012 PV-10 value of $7.3 billion (+4% vs. 2011); $8.8 billion at 2011 SEC prices
  - Total production of 147 Mboe/d in 2012 (+5% vs. 2011)
  - IRR on capital program of 23%[1]
  - Well costs declining
  - Sanctioned Upper Wolfcamp for development
- Liquids transformation accelerating
  - 2012 oil production of 27,000 barrels per day (+55% vs. 2011)
  - Oil and NGL reserves of 301 million barrels at 12/31/2012 (~50% of total volumes, ~85% of value)
- Continuing to optimize portfolio
  - GOM and Egypt sale last year
  - Potential sales this year for certain gas assets
- Significant running room in core programs (20+ years of inventory)
- Ample liquidity of $2.2 billion at March 31, 2013

*[1] 3.50/MMBtu, $90/Bbls, and 12% discount rate used to calculate IRR; excludes capitalized interest and G&A*

EP ENERGY | 4

Faster Cycle Time Number of Days Spud to Full Sales 190 * Based on mid-point of 2013 estimates 113 123 2013 includes; Multi-well pad start-up, lower Wolfcamp delineation, and new pilot programs 58

Improved Production Results Initial Production Average (IP30 Boe/d) * Based on mid-point of 2013 estimates Figures on the bars represent the number of wells booked with IP30 data available 650 460 475

Capital Performance Gross Capital Cost Per Well ($MM) * Based on mid-point of 2013 estimates

Financial Highlights Launched EP Energy in May Successful capital markets transactions $5.5 billion in acquisition financing (includes $2.0 billion in RBL capacity) Termed out $750 million in revolver borrowings Closed sale of Egypt and GOM assets in June and July Registered debt RBL credit facility increased to $2.5 billion at March redetermination Expanded robust multi-year hedge position Built significant liquidity position -- $2.2 billion at Q1 2013

Favorable Crude Oil Hedges MMboe Avg. Ceiling/Foor Price WTI Strip Price (4/18/13) Hedged Volumes Percentage of hedged volumes for 2013, 2014, and 2015 are based on mid-point 2013 guidance 2013 2014 2015 $/bbl As of April 18, 2013 (Contract Months: Jan-13 – forward)

Natural Gas Hedges Protect Cash Flow MMboe Percentage of hedged volumes for 2013, 2014, and 2015 are based on mid-point 2013 guidance NYMEX Strip Price (3/31/13) Hedged Volumes 2013 2014 2015 As of April 18, 2013 (Contract Months: Jan-13 – forward) Hedged Price $/mmbtu

Q1 2013 Estimate Note: Production volumes include our proportionate share of Four Star. Production growth is calculated using midpoint of projected production 1 Excludes Holding Company debt of ~$359 million ($ in millions, unless otherwise stated) Q1 2012 Q1 2013E Production Volumes Oil/Condensate (MBbl/d) 23.4 32.0 – 34.0 41% Natural Gas (MMcf/d) 731.6 555 – 565 -23% NGL (MBbl/d) 6.0 7.9 – 8.0 33% Total equivalent volumes (Mboe/d) 151.3 132 – 136 -11% Adjusted EBITDAX $ 343 $ 320 – 340 Adjusted EBITDAX Margin, ($/Boe) $ 24.91 $ 27.24 – 28.09 Capital Expenditures $ 381 $ 425 – 440 Total Debt1 $ 4,550 – 4,560 Liquidity $ 2,240 – 2,250

2013 Outlook $1.7 billion to $1.8 billion capital expenditures Increasing activity in key oil plays Wolfcamp – up from 1 rig to 3 rigs now running Eagle Ford – now running 6 rigs Expect continued liquids growth Oil volumes to increase 30% - 50% Manage costs while shifting mix to majority oil Adjusted cash costs: $11.50 to $13.25 per Boe

Adjusted EBITDAX Reconciliation $ Millions 2011 20121 Net income (loss) $ 262 $ (77) DD&A 612 587 Income tax expense 220 138 Interest expense 12 232 Exploration expense - 52 Reported EBITDAX $ 1,106 $ 932 MTM (gains)/losses on financial derivatives (284) (303) Cash settlement proceeds from financial derivatives 331 385 Ceiling test charges and impairments 158 63 Four Star cash dividends 46 21 Four Star equity earnings 7 6 Non-cash compensation expense 21 40 Transition and restructuring costs 6 221 Loss on extinguishment of debt - 14 Advisory fees - 16 Adjusted EBITDAX2 $ 1,391 $ 1,395 1 Reflects the combined results of El Paso’s predecessor E&P business, and the results from inception of the successor EP Energy LLC 2 2011 and 2012 include $136 million and $34 million, respectively, of net EBITDAX relating to business divestitures.

Additional Non-GAAP Information EP Energy uses non-GAAP financial measures of Reported EBITDAX. Reported EBITDAX is defined as net income plus interest and debt expense, income taxes, depreciation, depletion and amortization and exploration expense. We also use the non-GAAP financial measure of Adjusted EBITDAX. Adjusted EBITDAX is defined as Reported EBITDAX adjusted as applicable in the relevant period for the impact of financial derivatives, ceiling test charges or other impairments, adjustments to reflect cash distributions of the earnings from our unconsolidated affiliates, non-cash compensation expenses, transition and restructuring costs we expect not to recur, losses or gains on extinguishment of debt, losses or gains on sale of assets and advisory fees paid to our sponsors. We believe that Adjusted EBITDAX is useful to investors as a measure of operating performance, and this measure allows them to understand how certain significant items impact the comparability of our results. These measures, however, should not be considered alternatives to net income, operating income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. We also use the non-GAAP measure of PV-10. PV-10 is considered a non-GAAP measure as it is derived from the standardized measure of discounted future net cash flows. PV-10 is defined as discounted future net cash flows attributable to our estimated net proved reserves prior to taking into account future income taxes, discounted at 10%. We believe that the presentation of PV-10 is relevant and useful to investors because it allows them to evaluate the relative monetary significance of our oil and natural gas properties regardless of our tax structure. Further, investors may utilize the measure as a basis for comparison of the relative size and value of our reserves to other companies. We use this measure when assessing the potential return on investment related to our oil and natural gas properties. PV-10, however, is not a substitute for the standardized measure of discounted future net cash flows. Our PV-10 measure and the standardized measure of discounted future net cash flows do not purport to present the fair value of our oil, natural gas and NGL reserves. Our PV-10 differs from our standardized measure because our standardized measure reflects discounted future income taxes for our international operations and income taxes related to our investment in Four Star. For our domestic operations we are not subject to federal income taxes. Below is a reconciliation of PV-10 to the standardized measure (in millions). $ 7,285 PV-10 (88) Income taxes, discounted at 10% $ 7,197